Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Finance, Inc. on Form 10-QSB for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Zhiyong Xu, Chief Executive Officer and Chairman of the Board of China Finance, Inc., and Liang Liao, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.  The report fully complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Finance, Inc. as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated: November 14, 2005	/s/ Ziyong Xu Zhiyong Xu Chief Executive Officer and Chairman of the Board
Dated: November 14, 2005	/s/ Liang Liao Liang Liao Chief Financial Officer